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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 1, 2000


                           MILLION DOLLAR SALOON, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


         0-27006                                        13-3428657
(Commission File Number)                 (I.R.S. Employer Identification Number)


  6848 Greenville Avenue, Dallas, Texas                     75231
(Address of Principal Executive Offices)                 (Zip Code)


                                 (214) 691-6757
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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                   INFORMATION INCLUDED IN REPORT ON FORM 8-K

Item 5.  Other Events.
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         At the Annual Meeting of  Shareholders  held on December 1, 2000,  Nick
Mehmeti, Duncan Burch and Dewanna Ross were elected as directors of the Company. Additionally, S.W. Hatfield + Associates was approved as the Company's auditor for the fiscal year ended December 31, 2000. At the Annual Meeting of Directors also held on December 1, 2000, the following persons were elected as officers of the Company:

 Nick Mehmeti             President and Chief Executive Officer
 Duncan Burch             Executive Vice President
 Ronald W. Johnston       Vice President of Finance and Chief Financial Officer
 Dewanna Ross             Chief Operating Officer, Vice President of Operations,
                          Secretary and Treasurer







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MILLION DOLLAR SALOON, INC.


                                     By:      /s/ Dewanna Ross
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                                         Dewanna Ross, Vice President and Chief
                                         Operating Officer

Date:  December 7, 2000








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